UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 19, 2019

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Alphabet Inc. Amended and Restated 2012 Stock Plan

At the Annual Meeting of Stockholders of Alphabet Inc. (“Alphabet”) held on June 19, 2019 (the “2019 Annual Meeting”), Alphabet’s stockholders approved the amendment and restatement of the Alphabet Inc. 2012 Stock Plan (the “2012 Stock Plan”) to increase the number of authorized shares of Class C capital stock that may be issued under the 2012 Stock Plan by 3,000,000. The 2012 Stock Plan also includes certain revisions in light of changes in the tax treatment of performance-based awards. A description of the 2012 Stock Plan and related matters was set forth in Alphabet’s definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission on April 30, 2019 (the “2019 Proxy Statement”) and is qualified in its entirety by reference to the full text of the 2012 Stock Plan, a copy of which is being filed as Exhibit 10.01 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, Alphabet’s stockholders voted on seventeen proposals as set forth below, sixteen of which are described in detail in the 2019 Proxy Statement. Holders of the shares of Class A common stock were entitled to one vote per share held as of the close of business on April 22, 2019 (the “Record Date”) and holders of the shares of Class B common stock were entitled to ten votes per share held as of the Record Date. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the 2019 Annual Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1. The individuals listed below were elected at the 2019 Annual Meeting to serve as directors of Alphabet until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Larry Page	655,657,154	4,043,560	37,722,293
Sergey Brin	655,104,530	4,596,184	37,722,293
John L. Hennessy	615,553,739	44,146,975	37,722,293
L. John Doerr	582,911,649	76,789,065	37,722,293
Roger W. Ferguson, Jr.	656,772,507	2,928,207	37,722,293
Ann Mather	557,847,209	101,853,505	37,722,293
Alan R. Mulally	657,475,379	2,225,335	37,722,293
Sundar Pichai	652,983,080	6,717,634	37,722,293
K. Ram Shriram	597,895,807	61,804,907	37,722,293
Robin L. Washington	639,890,402	19,810,312	37,722,293

2. The ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2019. There were no broker non-votes on this matter. This proposal was approved as set forth below:

For	Against	Abstain
691,234,682	5,505,451	682,874

3. The approval of amendment and restatement of Alphabet’s 2012 Stock Plan to increase the share reserve by 3,000,000 shares of Class C capital stock. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
578,970,212	80,125,062	605,340	37,722,293

4. A stockholder proposal regarding equal shareholder voting. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
198,006,368	460,834,473	859,873	37,722,293

5. A stockholder proposal regarding inequitable employment practices. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
81,672,263	572,238,148	5,790,303	37,722,293

6. A stockholder proposal regarding the establishment of a societal risk oversight committee. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
57,757,560	598,089,219	3,853,935	37,722,293

7. A stockholder proposal regarding a report on sexual harassment risk management. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
115,171,078	533,711,638	10,817,998	37,722,293

8. A stockholder proposal regarding majority vote for the election of directors. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
200,177,935	458,684,478	838,301	37,722,293

9. A stockholder proposal regarding a report on gender pay. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
73,287,283	576,966,952	9,446,479	37,722,293

10. A stockholder proposal regarding strategic alternatives. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
3,098,848	654,073,005	2,528,861	37,722,293

11. A stockholder proposal regarding the nomination of an employee representative director. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
11,577,257	647,233,858	889,599	37,722,293

12. A stockholder proposal regarding simple majority vote. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
44,870,099	613,973,012	857,603	37,722,293

13. A stockholder proposal regarding a sustainability metrics report. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
63,801,439	592,757,722	3,141,543	37,722,293

14. A stockholder proposal regarding Google Search in China. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
14,201,226	638,898,701	6,600,787	37,722,293

15. A stockholder proposal regarding a clawback policy. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
162,592,876	495,082,316	2,025,522	37,722,293

16. A stockholder proposal regarding a report on content governance. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
44,886,156	602,726,228	12,088,320	37,722,293

17. A stockholder proposal presented at the 2019 Annual Meeting but not included in 2019 Proxy Statement regarding Alphabet’s compliance with sanctions programs. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
139	443,132,658	0	254,290,210

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.01	Alphabet Inc. Amended and Restated 2012 Stock Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: June 21, 2019	/s/ Kathryn W. Hall
Kathryn W. Hall Assistant Secretary